    As filed with the Securities and Exchange Commission on October 25, 2000


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                              ---------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of


                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 25, 2000



                  Exact name of Registrant as specified
Commission        in its charter, address of principal        State of         I.R.S. Employer
File No.          executive offices, telephone number         Incorporation    Identification No.

1-8349            FLORIDA PROGRESS CORPORATION                Florida          59-2147112
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 824-6400

1-3274            FLORIDA POWER CORPORATION                   Florida          59-0247770
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.  Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended September 30, 2000:

         Florida Progress issued an Investor News report dated October 25, 2000, reporting third quarter earnings. A copy of the Investor News report is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)       Description of Exhibit

99                       Florida Progress Corporation Investor News report dated
                         October 25, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FLORIDA PROGRESS CORPORATION

                                             FLORIDA POWER CORPORATION

                                             By: /s/ Pamela A. Saari
                                             ----------------------------
                                             Pamela A. Saari
                                             Treasurer of each Registrant

Date: October 25, 2000

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit

99                Florida Progress Corporation Investor News report dated
                  October 25, 2000.





















                                       3